BRINSON TACTICAL ALLOCATION FUND
                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114

                       STATEMENT OF ADDITIONAL INFORMATION

     Brinson Tactical Allocation Fund is a diversified series of Brinson Investment Trust ("Trust"), a professionally managed, open-end management investment company organized as a Massachusetts business trust.

     The investment advisor, administrator and principal underwriter for the fund is Brinson Advisors, Inc. ("Brinson Advisors"), an indirect wholly owned asset management subsidiary of UBS AG. As the fund's principal underwriter, Brinson Advisors serves as dealer for the sale of fund shares.

     Portions of the fund's Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The Annual Report accompanies this SAI. You may obtain an additional copy of the fund's Annual Report without charge by calling toll-free 1-800-647-1568.

     This SAI is not a prospectus and should be read only in conjunction with the fund's current Prospectus, dated November 5, 2001. A copy of the Prospectus may be obtained by calling your investment professional or by calling the fund toll-free 1-800-647-1568. This SAI is dated November 5, 2001.


                                TABLE OF CONTENTS

                                                                            Page

The Fund and Its Investment Policies ........................................  2
The Fund's Investments, Related Risks and Limitations .......................  3
Strategies Using Derivative Instruments ..................................... 11
Organization of the Trust; Board Members and Officers; Principal Holders
  and Management Ownership of Securities .................................... 17
Investment Advisory, Administration and Principal
  Underwriting Arrangements ................................................. 24
Portfolio Transactions ...................................................... 28
Reduced Sales Charges, Additional Exchange and Redemption Information
  and Other Services ........................................................ 29
Conversion of Class B Shares ................................................ 32
Valuation of Shares ......................................................... 32
Performance Information ..................................................... 33
Taxes ....................................................................... 34
Other Information ........................................................... 37
Financial Statements ........................................................ 38

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                      THE FUND AND ITS INVESTMENT POLICIES

     The fund's investment objective may not be changed without shareholder approval. Except where noted, the other investment policies of the fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that the fund will achieve its investment objective.

     The fund's investment objective is total return, consisting of long-term capital appreciation and current income. The fund seeks to achieve its objective by using the Tactical Allocation Model, a systematic investment strategy that allocates its investments between an equity portion designed to track the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and a fixed income portion that generally will be comprised of either five-year U.S. Treasury notes or 30-day U.S. Treasury bills.

     The fund attempts to achieve total return during all economic and financial market cycles, with lower volatility than that of the S&P 500 Index. Brinson Advisors allocates the fund's assets based on the Tactical Allocation Model's quantitative assessment of the projected rates of return for each asset class. The Model attempts to track the S&P 500 Index in periods of strongly positive market performance but attempts to take a more defensive posture by reallocating assets to bonds or cash when the Model signals a potential bear market, prolonged downtown in stock prices or significant loss in value.

     The basic premise of the Tactical Allocation Model is that investors accept the risk of owning stocks, measured as volatility of return, because they expect a return advantage. This expected return advantage of owning stocks is called the equity risk premium ("ERP"). The Model projects the stock market's expected ERP based on several factors, including the current price of stocks and their expected future dividends and the yield-to-maturity of the one-year Constant Maturity Treasury Yield. When the stock market's ERP is high, the Model signals the fund to invest 100% in stocks. Conversely, when the ERP decreases below certain threshold levels, the Model signals the fund to reduce its exposure to stocks. The Model can recommend stock allocations of 100%, 75%, 50%, 25% or 0%.

     If the Tactical Allocation Model recommends a stock allocation of less than 100%, the Model also recommends a fixed income allocation for the remainder of the fund's assets. The Model will recommend either bonds (five-year U.S. Treasury notes) or cash (30-day U.S. Treasury bills), but not both. To make this determination, the Model calculates the risk premium available for the notes. This bond risk premium ("BRP") is calculated based on the yield-to-maturity of the five-year U.S. Treasury note and the one-year Constant Maturity Treasury Yield.

     The fund deviates from the recommendations of the Tactical Allocation Model only to the extent necessary to maintain an amount in cash, not expected to exceed 2% of its total assets under normal market conditions, to pay fund operating expenses, dividends and other distributions on its shares and to meet anticipated redemptions of shares.

     In its stock portion, the fund attempts to duplicate, before the deduction of operating expenses, the investment results of the S&P 500 Index. Securities in the S&P 500 Index are selected, and may change from time to time, based on a statistical analysis of such factors as the issuer's market capitalization (the S&P 500 Index emphasizes large capitalization stocks), the security's trading activity and its adequacy as a representative of stocks in a particular industry section. The fund's investment results for its stock portion will not be identical to those of the S&P 500 Index. Deviations from the performance of the S&P 500 Index may result from purchases and redemptions of fund shares that may occur daily, as well as from expenses borne by the fund. Instead, the fund attempts to achieve a correlation of at least 0.95 between the performance of the fund's stock portion, before the deduction of operating expenses, and that of the S&P 500 Index (a correlation of 1.00 would represent perfect correlation between the fund's performance and that of the S&P 500 Index). The S&P 500 Index can include U.S. dollar denominated equity securities of foreign issuers, and the fund invests in those securities to the extent needed to track the performance of the S&P 500 Index.

                                       2
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     For its bond  investments,  the fund seeks to invest in U.S. Treasury notes having five years remaining until maturity at the beginning of the calendar year when the investment is made. However, if those instruments are not available at favorable prices, the fund may invest in U.S. Treasury notes with either remaining maturities as close as possible to five years or overall durations that are as close as possible to the duration of five-year U.S. Treasury notes.

     Similarly, for its cash investments, the fund seeks to invest in U.S. Treasury bills with remaining maturities of 30 days. However, if those instruments are not available at favorable prices, the fund may invest in U.S. Treasury bills that have either remaining maturities as close as possible to 30 days or overall durations that are as close as possible to the duration of 30-day U.S. Treasury bills. The fund may hold U.S. Treasury bills that mature prior to the first business day of the following month when Brinson Advisors determines the monthly asset allocation of the fund's assets based on the Tactical Allocation Model's recommendation. If, in Brinson Advisors' judgment, it is not practicable to reinvest the proceeds in U.S. Treasury bills, Brinson Advisors may invest the fund's cash assets in securities with remaining maturities of 30 days or less that are issued or guaranteed by U.S. government agencies or instrumentalities and in repurchase agreements collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     Asset reallocations are made, if required, on the first business day of each month. In addition to any reallocation of assets directed by the Tactical Allocation Model, any material amounts resulting from appreciation or receipt of dividends, other distributions, interest payments and proceeds from securities maturing in each of the asset classes are reallocated (or "rebalanced") to the extent practicable to establish the Model's recommended asset mix. Any cash maintained to pay fund operating expenses, pay dividends and other distributions and to meet share redemptions is invested on a daily basis. The fund may (but is not required to) use options and futures and other derivatives to effect all or part of an asset reallocation by adjusting the fund's exposure to the different asset classes.

     The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 331/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 20% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "INVESTMENT LIMITATIONS OF THE FUND" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell short "against the box."

              THE FUND'S INVESTMENTS, RELATED RISKS AND LIMITATIONS

     The following supplements the information contained in the Prospectus and above concerning the fund's investments, related risks and limitations. Except as otherwise indicated in the Prospectus or this SAI, the fund has established no policy limitations on its ability to use the investments or techniques discussed in these documents.

     EQUITY SECURITIES. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

     Preferred stock has certain fixed income features, like a bond, but is actually an equity security that is senior to a company's common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

     While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a fund may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

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


     BONDS are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations and governments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are "perpetual" in that they have no maturity date.

     Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of the fund's investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

     U.S. GOVERNMENT SECURITIES. U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

     DURATION. Duration is a measure of the expected life of a bond on a present value basis. Duration incorporates the bond's yield, coupon interest payments, final maturity and call features into one measure and can be a fundamental tool in portfolio selection and yield curve positioning of a fund's investments in bonds. Duration was developed as a more precise alternative to the concept "term to maturity." Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until the scheduled final payment on the bond, taking no account of the pattern of payments prior to maturity.

     Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be made, and weights them by the present values of the cash to be received at each future point in time. For any bond with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending on its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.

     Duration allows Brinson Advisors to make certain predictions as to the effect that changes in the level of interest rates will have on the value of a fund's portfolio of bonds. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of three years generally will decrease by approximately 3%. Thus, if Brinson Advisors calculates the duration of a fund's portfolio of bonds as three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of a fund's portfolio of bonds may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.

     Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen portfolio duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short

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


futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

     There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, Brinson Advisors will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.

     INVESTING IN FOREIGN SECURITIES. Investing in foreign securities involves more risks than investing in U.S. securities. The value of foreign securities is subject to social, economic and political developments in the countries where the issuers operate and to changes in foreign currency values, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest and/or dividends, limitations on the use of or transfer of fund assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In those European countries that are using the Euro as a common currency unit, individual national economies may be adversely affected by the inability of national governments to use monetary policy to address their own economic or political concerns.

     The fund may invest in U.S. dollar denominated securities of foreign issuers that are included in the S&P 500 Index and traded on recognized U.S. exchanges or in the U.S. over-the-counter market. Securities of foreign issuers may not be registered with the Securities and Exchange Commission ("SEC"), and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the fund than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

     The fund may invest in foreign securities by purchasing American Depositary Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. They generally are in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. For purposes of the fund's investment policies, ADRs generally are deemed to have the same classification as the underlying securities they represent. Thus, an ADR representing ownership of common stock will be treated as common stock.

     ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

     Investment income and realized gains on certain foreign securities in which the fund may invest may be subject to foreign withholding or other taxes that could reduce the return on the securities. Tax conventions between the United States and certain foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the fund would be subject.

     CONVERTIBLE SECURITIES. A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive inter-

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est  or  dividends  until  the  convertible  security  matures  or is  redeemed,
converted  or  exchanged.   Convertible   securities   have  unique   investment
characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subjected to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.

     WARRANTS. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

     TEMPORARY AND DEFENSIVE INVESTMENTS; MONEY MARKET INVESTMENTS. Other than its investments in U.S. Treasury bills as indicated by the Tactical Allocation Model, the fund may invest, to a limited extent, in money market instruments for cash management purposes. Its investments are limited to 1) securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities,
2) repurchase agreements and 3) other investment companies that invest exclusively in money market instruments.

     INVESTMENTS IN OTHER INVESTMENT COMPANIES. The fund may invest in securities of other investment companies, subject to limitations under the Investment Company Act of 1940, as amended ("Investment Company Act"). Among other things, these limitations currently restrict the fund's aggregate investments in other investment companies to no more than 10% of its total assets. The fund's investments in certain private investment vehicles are not subject to this restriction. The shares of other investment companies are subject to the management fees and other expenses of those companies. At the same time, the fund would continue to pay its own management fees and expenses with respect to all its investments, including the securities of other investment companies. The fund may invest in the shares of other investment companies when, in the judgment of Brinson Advisors, the potential benefits of the investment outweigh the payment of any management fees and expenses.

     ILLIQUID SECURITIES. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the fund has valued the securities and includes, among other things, purchased over-the-counter options, repurchase agreements maturing in more than seven days and restricted securities other than those Brinson Advisors has determined are liquid pursuant to guidelines established by the board. The assets used as cover for over-the-counter options written by the fund will be considered illiquid unless the options are sold to qualified dealers who agree that the fund may repurchase them at a maximum price to be calculated by a formula set forth in the option agreements. The cover for an over-the-counter option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. The fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for the fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

     Restricted securities are not registered under the Securities Act of 1933, as amended ("Securities Act"), and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, the fund may be obligated to pay all or part of the regis-tration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.

     Not all restricted securities are illiquid. A large institutional market has developed for many U.S. and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

     The board has delegated the function of making day-to-day determinations of liquidity to Brinson Advisors pursuant to guidelines approved by the board. Brinson Advisors takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (E.G., the time needed to sell the security, how bids are solicited and the mechanics of transfer). Brinson Advisors monitors the liquidity of restricted securities in the fund's portfolio and reports periodically on such decisions to the board.

     Brinson Advisors also monitors the fund's overall holdings of illiquid securities. If the fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), Brinson Advisors will consider what action would be in the best interests of the fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, the fund is not required to dispose of illiquid securities under these circumstances.

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

     Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The fund intends to enter into repurchase agreements only in transactions with counterparties believed by Brinson Advisors to present minimum credit risks.

     REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by the fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the fund will designate cash as liquid securities on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

     Reverse repurchase agreements involve the risk that the buyer of the securities sold by the fund might be unable to deliver them when the fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. The fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, Brinson Advisors, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which the fund does business.

     COUNTERPARTIES. The fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, Brinson Advisors, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which the fund does business.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The fund may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery, I.E., for issuance or delivery to the fund later than the normal settlement date for such securities at a stated price and yield. When issued securities include TBA ("to be announced") securities. TBA securities, which are usually mortgage-backed securities, are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date.  The  actual  principal  amount  and  maturity  date are  determined  upon settlement when the specific mortgage pools are assigned. The fund generally would not pay for such securities or start earning interest on them until they are received. However, when the fund undertakes a when-issued or delayed-delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the fund on a when-issued or delayed-delivery basis may result in the fund's incurring a loss or missing an opportunity to make an alternative investment. The fund's when-issued and delayed-delivery purchase commitments could cause its net asset value per share to be more volatile.

     A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the fund's net asset value. When the fund commits to purchase securities on a when-issued or delayed delivery basis, it will designate cash or liquid securities on the books of its custodian marked to market daily, in an amount at least equal to its obligations under the commitment. The fund may sell the right to acquire the security prior to delivery if Brinson Advisors deems it advantageous to do so, which may result in a gain or loss to the fund.

     LENDING OF PORTFOLIO SECURITIES. The fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that Brinson Advisors deems qualified. Lending securities enables the fund to earn additional income but could result in a loss or delay in recovering these securities. The borrower of the fund's portfolio securities must maintain acceptable collateral with the fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Brinson Advisors. The fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. The fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by Brinson Advisors. In determining whether to lend securities to a particular broker-dealer or institutional investor, Brinson Advisors will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The fund will retain authority to terminate any of its loans at any time. The fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated por-tion of the interest earned on the reinvestment of cash held as collateral. The fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.

     Pursuant to procedures adopted by the board governing the fund's securities lending program, UBSPaineWebber Inc. ("UBS PaineWebberSM"), another wholly-owned indirect subsidiary of UBS AG, has been retained to serve as lending agent for the fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to UBS PaineWebber for these services. The board periodically reviews all portfolio securities loan transactions for which UBSPaineWebber acted as lending agent. UBS PaineWebber also has been approved as a borrower under the fund's securities lending program. (UBS PaineWebber is a service mark of UBS AG.)

     SHORT SALES "AGAINST THE BOX." The fund may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of the fund, and the fund is obligated to replace the securities borrowed at a date in the future. When the fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the fund maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. The fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales "against the box."

     The fund might make a short sale "against the box" to hedge against market risks when Brinson Advisors believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for a security owned by the fund. In such case, any loss in the fund's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the fund owns, either directly or indirectly, and in the case where the fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

INVESTMENT LIMITATIONS OF THE FUND

     FUNDAMENTAL LIMITATIONS. The following fundamental investment limitations cannot be changed for the fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares present at a shareholders' meeting if more than 50% of its outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentages resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowing limitation in fundamental limitation number 3, the fund will comply with the applicable restrictions of
Section 18 of the Investment Company Act.

     The fund will not:

   (1) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

     The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

   (2) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

   (3) issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 331/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

   (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

   (5) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

   (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

   (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentages resulting from changing in values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

     The fund will not:

   (1)  invest more than 10% of its net assets in illiquid securities.

   (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

   (3) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

   (4) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

   (5) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

                     STRATEGIES USING DERIVATIVE INSTRUMENTS

     GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. The fund may use a variety of financial instruments ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures") and options on futures contracts. The fund is limited to stock index options and futures, futures on U.S. Treasury notes and bills and options on these permitted futures contracts. The fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, the fund's use of these instruments will place at risk a much smaller portion of its assets. Certain Derivative Instruments, including those that may be used by the fund, are described below.

     The fund might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If the fund is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, the fund may have lower net income and a net loss on the investment.

     OPTIONS ON EQUITY AND DEBT SECURITIES -- A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

     OPTIONS ON SECURITIES INDICES -- A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

     SECURITIES INDEX FUTURES CONTRACTS -- A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

     INTEREST RATE FUTURES CONTRACTS -- Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

     OPTIONS ON FUTURES CONTRACTS -- Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

     GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The fund may use Derivative Instruments to attempt to hedge its portfolio and also to attempt to enhance income or return or realize gains and to manage the duration of its bond portfolio. The fund may use Derivative Instruments to reallocate its exposure to different asset classes when the Tactical Allocation Model recommends asset allocation mix changes or to maintain exposure to stocks or bonds while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses). The fund also may use Derivative Instruments to facilitate trading and to reduce transaction costs.

     Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund's portfolio. Thus, in a short hedge the fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

     Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

     The fund may purchase and write (sell) covered straddles on securities or indices of securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is equal to the exercise price of the call. The fund might enter into a long straddle when Brinson Advisors believes it likely that the prices of the securities will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is equal to the exercise price of the call. The fund might enter into a short straddle when Brinson Advisors believes it unlikely that the prices of the securities will be as volatile during the term of the option as the option pricing implies.

     Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad stock market sectors in which the fund has invested or expects to invest. Derivative Instruments on bonds may be used to hedge either individual securities or broad fixed income market sectors. Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums.

     Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums. Return or gain strategies may include using Derivative Instruments to increase or decrease the fund's exposure to different asset classes without buying or selling the underlying instruments. The fund also may use derivatives to simulate full investment by the fund while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses).

     The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, the fund's ability to use Derivative Instruments may be limited by tax considerations. See "Taxes."

     In addition to the products, strategies and risks described below and in the Prospectus, Brinson Advisors may discover additional opportunities in connection with Derivative Instruments and with hedging, income, return and gain strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. Brinson Advisors may use these opportunities for the fund to the extent that they are consistent with the fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

     SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

   (1) Successful use of most Derivative Instruments depends upon the ability of Brinson Advisors to predict movements of the overall securities or interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While Brinson Advisors is experienced in the use of Derivative Instruments, there can be no assurance that any particular strategy adopted will succeed.

   (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments that are being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets in which Derivative Instruments are traded, rather than the value of the investments being hedged. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

   (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the fund entered into a short hedge because Brinson Advisors projected a decline in the price of a security in the fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the fund would suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.

   (4) As described below, the fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the fund was unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair the fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. The fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the fund.

     COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose a fund to an obligation to another party. The fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash or liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, committing a large portion of the fund's assets to cover positions or to segregated accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

     OPTIONS. The fund may purchase put and call options and write (sell) covered put or call options on securities in which it invests and related indices. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. The fund may also use options to attempt to enhance return or realize gains by increasing or reducing its exposure to an asset class without purchasing or selling the underlying securities. Writing covered put or call options can enable a fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge, because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for over-the-counter options written by the fund would be considered illiquid to the extent described under "The Fund's Investments, Related Risks and Limitations -- Illiquid Securities."

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, over-the-counter options on bonds are European-style options. This means that the option can only be exercised immediately prior to its expiration. This is in contrast to American-style options that may be exercised at any time. There are also other types of options that may be exercised on certain specified dates before expiration. Options that expire unexercised have no value.

     The fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     The fund may purchase and write both exchange-traded and over-the-counter options. Currently, many options on equity securities (stocks) are exchange-traded. Exchange markets for options on bonds exist but are relatively new, and these instruments are primarily traded on the over-the-counter market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, over-the-counter options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a fund purchases or writes an over-the-counter option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

     The fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The fund intends to purchase or write only exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for over-the-counter options only by negotiating directly with the counterparty or by a transaction in the secondary market if any such market exists. Although a fund will enter into over-the-counter options only with counterparties that are expected to be capable of entering into closing transactions with it, there is no assurance that the fund will in fact be able to close out an over-the-counter option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the fund might be unable to close out an over-the-counter option position at any time prior to its expiration.

     If the fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     The fund may purchase and write put and call options on indices in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in a securities market (or market sector) rather than anticipated increases or decreases in the value of a particular security.

     LIMITATIONS ON THE USE OF OPTIONS. The fund's use of options is governed by the following guidelines, which can be changed by its board without shareholder vote:

   (1) The fund may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options held by the fund, does not exceed 5% of its total assets.

   (2) The aggregate value of securities underlying put options written by the fund, determined as of the date the put options are written, will not exceed 50% of its net assets.

   (3) The aggregate premiums paid on all options (including options on securities, securities indices and futures contracts) purchased by the fund that are held at any time will not exceed 20% of its net assets.

     FUTURES. The fund may purchase and sell securities index futures contracts or interest rate futures contracts. The fund may purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities or indices. In addition, a fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains.

     Futures strategies also can be used to manage the average duration of a fund's bond portfolio. If Brinson Advisors wishes to shorten the average duration of a fund's bond portfolio, the fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If Brinson Advisors wishes to lengthen the average duration of a fund's bond portfolio, the fund may buy a futures contract or a call option thereon, or sell a put option thereon.

     The fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. The fund will engage in this strategy only when it is more advantageous to the fund than is purchasing the futures contract.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a fund's obligations to or from a futures broker. When the fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of futures or related options can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures markets might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

     LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS. The fund's use of futures and related options is governed by the following guidelines, which can be changed by its board without shareholder vote:

   (1) The aggregate initial margin and premiums on futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the CFTC), excluding the amount by which options are "in-the-money," may not exceed 5% of the fund's net assets.

   (2) The aggregate premiums paid on all options (including options on securities, securities indices and futures contracts) purchased by the fund that are held at any time will not exceed 20% of its net assets.

   (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by the fund will not exceed 5% of its total assets.

    ORGANIZATION OF THE TRUST; BOARD MEMBERS AND OFFICERS; PRINCIPAL HOLDERS
                     AND MANAGEMENT OWNERSHIP OF SECURITIES

     The Trust was organized on March 28, 1991, as a business trust under the laws of the Commonwealth of Massachusetts and currently has one operating series. The Trust is governed by a board of trustees which is authorized to establish additional series and to issue an unlimited number of shares of beneficial interest of each existing or future series, par value of $0.001 per share.

     The Trust is governed by a board of trustees, which oversees its operations. The trustees (sometimes referred to as "board members") and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are:

                            Position with   Business Experience;
  Name and Address; Age     the Trust       Other Directorships
  ---------------------     -------------   -------------------
Margo N. Alexander*+; 54    Trustee         Mrs.  Alexander  is an  executive
                                            vice  president and a director of
                                            UBS   PaineWebber   (since  March
                                            1984).  She was  chief  executive
                                            officer of Brinson  Advisors from
                                            January  1995 to October  2000, a
                                            director  (from  January  1995 to
                                            September   2001)  and   chairman
                                            (from  March  1999  to  September
                                            2001) of Brinson  Advisors.  Mrs.
                                            Alexander   is  a   director   or
                                            trustee    of    22    investment
                                            companies   for   which   Brinson
                                            Advisors,  UBS PaineWebber or one
                                            of  their  affiliates  serves  as
                                            investment  advisor,  sub-advisor
                                            or manager.

Richard Q.  Armstrong; 66     Trustee       Mr.  Armstrong   is chairman  and
R.Q.A.   Enterprises                        principal of R.Q.A.   Enterprises
One Old  Church Road                        (management   consulting    firm)
Unit #6                                     (since April 1991 and   principal
Greenwich, CT 06830                         occupation since March 1995).  He
                                            is also a  director   of  AlFresh
                                            Beverages   Canada,     Inc.   (a
                                            Canadian Beverage   subsidiary of
                                            AlFresh   Foods    Inc.)   (since
                                            October 2000). Mr.  Armstrong was
                                            chairman  of  the   board,  chief
                                            executive  officer  and  co-owner
                                            of     Adirondack       Beverages
                                            (producer  and    distributor  of
                                            soft drinks and   sparkling/still
                                            waters)   (October     1993-March
                                            1995).  He was a  partner  of The
                                            New  England    Consulting  Group
                                            (management    consulting   firm)
                                            (December   1992-September 1993).
                                            He was  managing director of LVMH
                                            U.S.       Corporation      (U.S.
                                            subsidiary   of the French luxury
                                            goods     conglomerate,     Louis
                                            Vuitton       Moet      Hennessey
                                            Corporation)    (1987-1991)   and
                                            chairman of  its wine and spirits
                                            subsidiary,      Schieffelin    &
                                            Somerset   Company   (1987-1991).
                                            Mr.  Armstrong   is a director or
                                            trustee    of    22    investment
                                            companies   for   which   Brinson
                                            Advisors, UBS  PaineWebber or one
                                            of their   affiliates  serves  as
                                            investment  advisor,  sub-advisor
                                            or manager.

                               Position with   Business Experience;
  Name and Address; Age        the Trust       Other Directorships
  ---------------------        -------------   -------------------
David J.  Beaubien; 67         Trustee         Mr.   Beaubien   is  chairman  of
101 Industrial Road                            Yankee   Environmental   Systems,
Turners Falls, MA 01376                        Inc.,    a    manufacturer     of
                                               meteorological measuring systems.
                                               Prior  to  January  1991,  he was
                                               senior  vice  president  of EG&G,
                                               Inc.,  a company  which makes and
                                               provides a variety of  scientific
                                               and technically oriented products
                                               and services. He is also director
                                               of  IEC   Electronics,   Inc.,  a
                                               manufacturer     of    electronic
                                               assemblies.  From 1985 to January
                                               1995,  Mr.  Beaubien  served as a
                                               director or trustee on the boards
                                               of  the  Kidder,  Peabody  &  Co.
                                               Incorporated  mutual  funds.  Mr.
                                               Beaubien is a director or trustee
                                               of 22  investment  companies  for
                                               which   Brinson   Advisors,   UBS
                                               PaineWebber   or  one  of   their
                                               affiliates  serves as  investment
                                               advisor, sub-advisor or manager.

E. Garrett Bewkes, Jr.**+; 75  Trustee and     Mr. Bewkes serves as a consultant
                               Chairman of     to  UBS  PaineWebber  (since  May
                               the Board       1999). Prior to November 2000, he
                               of Trustees     was a  director  of Paine  Webber
                                               Group Inc. ("PW Group",  formerly
                                               the   holding   company   of  UBS
                                               PaineWebber and Brinson Advisors)
                                               and  prior  to  1996,  he  was  a
                                               consultant to PW Group.  Prior to
                                               1988,  he  was  chairman  of  the
                                               board,    president   and   chief
                                               executive   officer  of  American
                                               Bakeries Company. Mr. Bewkes is a
                                               director of  Interstate  Bakeries
                                               Corporation.   Mr.  Bewkes  is  a
                                               director   or   trustee   of   32
                                               investment  companies  for  which
                                               Brinson Advisors, UBS PaineWebber
                                               or one of their affiliates serves
                                               as      investment       advisor,
                                               sub-advisor or manager.

Richard R. Burt; 54            Trustee         Mr.   Burt  is  chairman  of  IEP
1275 Pennsylvania Ave., N.W.                   Advisors,  LLP  (inter-  national
Washington,  DC 20004                          investments and consulting  firm)
                                               (since  March 1994) and a partner
                                               of McKinsey & Company (management
                                               consulting firm) (since 1991). He
                                               is    also    a    director    of
                                               Archer-Daniels-Midland    Company
                                               (agricultural       commodities),
                                               Hollinger    International    Co.
                                               (publishing),    six   investment
                                               companies  in the  Deutsche  Bank
                                               family of funds,  nine investment
                                               companies  in the Flag  Investors
                                               family  of  funds,   The  Central
                                               European   Fund,   Inc.  and  The
                                               Germany Fund Inc.,  vice chairman
                                               of   Anchor   Gaming    (provides
                                               technology to gaming and wagering
                                               industry)  (since  July 1999) and
                                               chairman  of Weirton  Steel Corp.
                                               (makes   and    finishes    steel
                                               products)  (since April 1996). He
                                               was the chief  negotiator  in the
                                               Strategic  Arms  Reduction  Talks
                                               with  the  former   Soviet  Union
                                               (1989-1991)    and    the    U.S.
                                               Ambassador    to   the    Federal
                                               Republic of Germany  (1985-1989).
                                               Mr. Burt is a director or trustee
                                               of 22  investment  companies  for
                                               which   Brinson   Advisors,   UBS
                                               PaineWebber   or  one  of   their
                                               affiliates  serves as  investment
                                               advisor, sub-advisor or manager.

                               Position with   Business Experience;
  Name and Address; Age        the Trust       Other Directorships
  ---------------------        -------------   -------------------
Meyer Feldberg; 59             Trustee         Mr.    Feldberg   is   Dean   and
Columbia University                            Professor  of  Management  of the
101 Uris Hall                                  Graduate   School  of   Business,
New York, NY 10027                             Columbia  University.   Prior  to
                                               1989,  he was presi-  dent of the
                                               Illinois Institute of Technology.
                                               Dean  Feldberg is also a director
                                               of Primedia,  Inc.  (publishing),
                                               Federated Department Stores, Inc.
                                               (operator of department  stores),
                                               Revlon,   Inc.   (cosmetics)  and
                                               Select  Medical Inc.  (healthcare
                                               services).  Dean  Feldberg  is  a
                                               director   or   trustee   of   30
                                               investment  companies  for  which
                                               Brinson Advisors,  UBSPaineWebber
                                               or one of their affiliates serves
                                               as      investment       advisor,
                                               sub-advisor or manager.

George W. Gowen; 72            Trustee         Mr. Gowen is a partner in the law
666 Third Avenue                               firm of  Dunnington,  Bartholow &
New York, NY 10017                             Miller. Prior to May 1994, he was
                                               a  partner  in the  law  firm  of
                                               Fryer, Ross & Gowen. Mr. Gowen is
                                               a  director   or  trustee  of  30
                                               investment  companies  for  which
                                               Brinson Advisors, UBS PaineWebber
                                               or one of their affiliates serves
                                               as      investment       advisor,
                                               sub-advisor or manager.

William W. Hewitt, Jr.***; 73  Trustee         Mr.  Hewitt  is  retired.   Since
c/o Brinson Advisors, Inc.                     1988, he has served as a director
51 West 52nd Street                            or trustee on the - boards of the
New York, NY 10019-6114                        Guardian Life  Insurance  Company
                                               mutual   funds.    From  1990  to
                                               January 1995,   Mr. Hewitt served
                                               as a director   or trustee on the
                                               boards of the  Kidder,  Peabody &
                                               Co  Incorporated   mutual  funds.
                                               From   1986-1988,    he   was  an
                                               executive   vice   president  and
                                               director   of    mutual    funds,
                                               insurance and  trust  services of
                                               Shearson  Lehman   Brothers  Inc.
                                               From 1976-1986, he  was president
                                               of    Merrill      Lynch    Funds
                                               Distributor,  Inc.  Mr. Hewitt is
                                               a  director  or   trustee  of  22
                                               investment   companies  for which
                                               Brinson       Advisors,       UBS
                                               PaineWebber    or  one  of  their
                                               affiliates   serves as investment
                                               advisor,  sub-advisor or manager.

Morton Janklow; 71             Trustee         Mr.  Janklow is senior partner of
598 Madison Avenue                             Janklow & Nesbit  Associates,  an
Princeton, NJ 08540                            international   literary   agency
                                               representing  leading  authors in
                                               their      relationships     with
                                               publishers  and  motion  picture,
                                               television    and     multi-media
                                               companies,  and of counsel to the
                                               law firm of Janklow & Ashley. Mr.
                                               Janklow is a director  or trustee
                                               of 22  investment  companies  for
                                               which   Brinson   Advisors,   UBS
                                               PaineWebber   or  one  of   their
                                               affiliates  serves as  investment
                                               advisor, sub-advisor or manager.

                               Position with   Business Experience;
  Name and Address; Age        the Trust       Other Directorships
  ---------------------        -------------   -------------------
Frederic V. Malek; 64          Trustee         Mr.  Malek is  chairman of Thayer
1455 Pennsylvania Ave., N.W.                   Capital Partners  (merchant bank)
Suite 350                                      and   chairman  of  Thayer  Hotel
Washington, DC 20004                           Investors   III,   Thayer   Hotel
                                               Investors    II    and    Lodging
                                               Opportunities     Fund     (hotel
                                               investment  partnerships).   From
                                               January 1992 to November 1992, he
                                               was    campaign     manager    of
                                               Bush-Quayle  `92.  From  1990  to
                                               1992,  he was vice  chairman and,
                                               from   1989  to   1990,   he  was
                                               president of  Northwest  Airlines
                                               Inc.   and  NWA   Inc.   (holding
                                               company  of  Northwest   Airlines
                                               Inc.).  Prior  to  1989,  he  was
                                               employed    by    the    Marriott
                                               Corporation (hotels, restaurants,
                                               airline   catering  and  contract
                                               feeding),  where he most recently
                                               was an executive  vice  president
                                               and president of Marriott  Hotels
                                               and Resorts.  Mr. Malek is also a
                                               director of Aegis Communications,
                                               Inc.  (tele-services),   American
                                               Management     Systems,      Inc.
                                               (management     consulting    and
                                               computer    related    services),
                                               Automatic Data  Processing,  Inc.
                                               (computing services),  CB Richard
                                               Ellis,    Inc.    (real    estate
                                               services),    FPL   Group,   Inc.
                                               (electric   services),    Classic
                                               Vacation     Group      (packaged
                                               vacations),   Manor  Care,   Inc.
                                               (health   care),   and  Northwest
                                               Airlines  Inc.  Mr.  Malek  is  a
                                               director   or   trustee   of   22
                                               investment  companies  for  which
                                               Brinson Advisors, UBS PaineWebber
                                               or one of their affiliates serves
                                               as      investment       advisor,
                                               sub-advisor or manager.

Carl W. Schafer; 65            Trustee         Mr.  Schafer is  president of the
66 Witherspoon Street, #1100                   Atlantic  Foundation  (charitable
Princeton, NJ 08542                            foundation).  He is a director of
                                               Labor  Ready,   Inc.   (temporary
                                               employment),   Roadway   Express,
                                               Inc.  (trucking),   The  Guardian
                                               Group  of   Mutual   Funds,   the
                                               Harding,  Loevner  Funds,  E.I.I.
                                               Realty     Trust      (investment
                                               company),   Electronic   Clearing
                                               House,      Inc.       (financial
                                               transactions         processing),
                                               Frontier  Oil   Corporation   and
                                               Nutraceutix, Inc. (bio-technology
                                               company).  Prior to January 1993,
                                               he was chairman of the Investment
                                               Advisory  Committee of the Howard
                                               Hughes  Medical  Institute.   Mr.
                                               Schafer is a director  or trustee
                                               of 22  investment  companies  for
                                               which   Brinson   Advisors,   UBS
                                               PaineWebber   or  one  of   their
                                               affiliates  serves as  investment
                                               advisor, subadvisor or manager.

                               Position with   Business Experience;
  Name and Address; Age        the Trust       Other Directorships
  ---------------------        -------------   -------------------

William D. White; 67           Trustee         Mr.   White  is   retired.   From
P.O. Box 199                                   February 1989 through March 1994,
Upper Black Eddy, PA 18972                     he was  president of the National
                                               League of  Professional  Baseball
                                               Clubs.  Prior to  1989,  he was a
                                               television    sportscaster    for
                                               WPIX-TV,   New  York.  Mr.  White
                                               served on the Board of  Directors
                                               of  Centel  from 1989 to 1993 and
                                               until  recently  on the  board of
                                               directors  of   Jefferson   Banks
                                               Incorporated,  Philadelphia,  PA.
                                               Mr.   White  is  a  director   or
                                               trustee    of    22    investment
                                               companies   for   which   Brinson
                                               Advisors,  UBS PaineWebber or one
                                               of  their  affiliates  serves  as
                                               investment  advisor,  sub-advisor
                                               or manager.

T. Kirkham Barneby*; 55        Vice President  Mr.   Barneby   is   a   managing
                                               director  and  chief   investment
                                               officer-quantitative  investments
                                               of Brinson Advisors.  Mr. Barneby
                                               is   a   vice   president   of  9
                                               investment  companies  for  which
                                               Brinson Advisors, UBS PaineWebber
                                               or one of their affiliates serves
                                               as      investment       advisor,
                                               sub-advisor or manager.

Thomas Disbrow****, 35         Vice President  Mr.  Disbrow is a director  and a
                               and Assistant   senior manager of the mutual fund
                               Treasurer       finance   department  of  Brinson
                                               Advisors. Prior to November 1999,
                                               he  was  a  vice   president   of
                                               Zweig/Glaser     Advisers.    Mr.
                                               Disbrow is a vice  president  and
                                               assistant    treasurer    of   22
                                               investment  companies  for  which
                                               Brinson Advisors, UBS PaineWebber
                                               or one of their affiliates serves
                                               as      investment       advisor,
                                               sub-advisor or manager.

Amy R. Doberman**; 39          Vice President  Ms.   Doberman  is  an  executive
                               and Secretary   director and gen- eral counsel of
                                               Brinson  Advisors.  From December
                                               1996 through  July 2000,  she was
                                               general    counsel    of   Aeltus
                                               Investment Management, Inc. Prior
                                               to   working   at   Aeltus,   Ms.
                                               Doberman   was  a   Division   of
                                               Investment  Management  Assistant
                                               Chief  Counsel  at the  SEC.  Ms.
                                               Doberman is a vice  president and
                                               secretary   of   22    investment
                                               companies   and  secretary  of  2
                                               investment  companies  for  which
                                               Brinson Advisors, UBS PaineWebber
                                               or one of their affiliates serves
                                               as      investment       advisor,
                                               sub-advisor or manager.

Kevin J. Mahoney****; 36       Vice President  Mr.  Mahoney is a director  and a
                               and Assistant   senior manager of the mutual fund
                               Treasurer       finance   department  of  Brinson
                                               Advisors.    From   August   1996
                                               through  March  1999,  he was the
                                               manager   of  the   mutual   fund
                                               internal control group of Salomon
                                               Smith  Barney.  Mr.  Mahoney is a
                                               vice   president   and  assistant
                                               treasurer   of   22    investment
                                               companies   for   which   Brinson
                                               Advisors,  UBS PaineWebber or one
                                               of  their  affiliates  serves  as
                                               investment  advisor,  sub-advisor
                                               or manager.

                               Position with   Business Experience;
  Name and Address; Age        the Trust       Other Directorships
  ---------------------        -------------   -------------------
Emil Polito*; 41               Vice President  Mr.   Polito   is  an   executive
                                               director  and head of  investment
                                               support and mutual fund  services
                                               of  Brinson  Advisors.  From July
                                               2000 to  October  2000,  he was a
                                               senior   manager  of   investment
                                               systems at Dreyfus Corp. Prior to
                                               July  2000,   Mr.  Polito  was  a
                                               senior   vice    president    and
                                               director   of   operations    and
                                               control for Brinson Advisors. Mr.
                                               Polito is a vice  president of 22
                                               investment  companies  for  which
                                               Brinson Advisors, UBS PaineWebber
                                               or one of their affiliates serves
                                               as      investment       advisor,
                                               sub-advisor or manager.

Paul H. Schubert****; 38       Vice President  Mr.   Schubert  is  an  executive
                               and Treasurer   director  and head of the  mutual
                                               fund   finance    department   of
                                               Brinson Advisors. Mr. Schubert is
                                               a vice president and treasurer of
                                               22   investment   companies   and
                                               Treasurer      and      principal
                                               accounting     officer    of    2
                                               investment  companies  for  which
                                               Brinson Advisors, UBS PaineWebber
                                               or one of their affiliates serves
                                               as      investment       advisor,
                                               sub-advisor or manager.

Brian M. Storms*; 47           President       Mr.  Storms  is  chief  operating
                                               officer  (since  September  2001)
                                               and president of Brinson Advisors
                                               (since  March 1999).  Mr.  Storms
                                               was chief  executive  officer  of
                                               Brinson   Advisors  from  October
                                               2000 to  September  2001.  He was
                                               president      of      Prudential
                                               Investments (1996-1999). Prior to
                                               joining Prudential Investments he
                                               was  a   managing   director   at
                                               Fidelity Investments.  Mr. Storms
                                               is  president  of  22  investment
                                               companies   and   president   and
                                               trustee of 2 investment companies
                                               for which Brinson  Advisors,  UBS
                                               PaineWebber   or  one  of   their
                                               affiliates  serves as  investment
                                               advisor, sub-advisor or manager.

Keith A. Weller**; 40          Vice President  Mr.  Weller  is  a  director  and
                               and Assistant   senior associate  general counsel
                               Secretary       of Brinson  Advisors.  Mr. Weller
                                               is a vice president and assistant
                                               secretary   of   22    investment
                                               companies   for   which   Brinson
                                               Advisors,  UBS PaineWebber or one
                                               of  their  affiliates  serves  as
                                               investment  advisor,  sub-advisor
                                               or manager.

----------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

***  This address is for mailing purposes only.

**** This person's business address is Newport Center III, 499 Washington Blvd.,
     14th Floor, Jersey City, New Jersey 07310-1998.

+ Mrs. Alexander and Mr. Bewkes are "interested persons" of the fund as defined in the Investment Company Act by virtue of their positions with Brinson Advisors and/or UBS PaineWebber.

     Each board member who is not an "interested person" receives, in the aggregate from Brinson and PACE Select mutual funds, an annual retainer of $50,000, and a $10,000 fee for each regular board meeting (and each in-person special board meeting) actually attended. Each such board member is also entitled to a $2,000 fee for each special telephone meeting attended. The chairperson and vice chairperson of the Audit and Contract Review Committee receives annually $12,500 and $7,500, respectively. The chairperson of the Nominating Committee receives annually $5,000. The foregoing fees will be allocated among all such mutual funds (or each relevant mutual fund in the case of a special meeting) PRO RATA based on the mutual funds' relative net assets at the end of the calendar quarter preceding the date of payment. No officer, director or employee of Brinson Advisors or one of its affiliates presently receives any compensation from the fund for acting as a board member or officer.

     The table below includes certain information relating to the compensation of the Trust's current board members and the compensation of those board members from all funds for which Brinson Advisors or UBS PaineWebber served as an investment advisor, sub-advisor or manager during the periods indicated.

                               COMPENSATION TABLE+

                                                            TOTAL COMPENSATION
                                               AGGREGATE         FROM THE
                                             COMPENSATION      TRUST AND THE
NAME OF PERSON, POSITION                    FROM THE TRUST*   FUND COMPLEX**
------------------------                   ----------------- ---------------
Richard Q. Armstrong, Trustee.............      $3,660            $108,232
David J. Beaubien, Trustee***.............         -0-              69,000
Richard R. Burt, Trustee .................       3,360             108,232
Meyer Feldberg, Trustee...................       5,036             173,982
George W. Gowen, Trustee..................       3,600             173,982
William W. Hewitt, Trustee***.............         -0-              75,000
Morton L. Janklow, Trustee***.............         -0-              65,000
Frederic V. Malek, Trustee................       3,660             108,232
Carl W. Schafer, Trustee..................       3,660             106,372
William D. White, Trustee***..............         -0-              65,000

----------
+ Only independent board members are compensated by the funds for which Brinson Advisors or UBS PaineWebber serve as investment advisor, sub-advisor or manager; board members who are "interested persons," as defined by the Investment Company Act, do not receive compensation from these funds.

* Represents fees paid to each board member for the fiscal year ended August 31, 2001.

**   Represents  fees paid during the calendar  year ended  December 31, 2000 to each board member by: (a) 33 investment companies in the case of Messrs. Armstrong, Burt, Malek and Schafer; (b) 37 investment companies in the case of Messrs. Feldberg and Gowen; and (c) one investment company in the case of Messrs. Beaubien, Hewitt, Janklow and White for which Brinson Advisors, UBS PaineWebber or one of their affiliates served as investment advisor, sub-advisor or manager. None of these funds has a bonus, pension, profit sharing or retirement plan.

*** This person did not commence serving on the Trust's board until September 2001 and therefore did not receive compensation from the Trust during the fiscal year ended August 31, 2001.

            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

     As of October 15, 2001, trustees and officers of the Trust owned in the aggregate less than 1% of the outstanding shares of any class of the fund.

     As of October 15, 2001, the fund's records showed the following shareholders as owning 5% or more of any class of the fund's shares. Management is not aware of any other person who owns beneficially 5% or more of any class of the fund's shares.

                                                  PERCENTAGE OF CLASS Y SHARES
NAME AND ADDRESS*                                 OWNED AS OF OCTOBER 15, 2001
-----------------                                 ----------------------------
Northern Trust Company as Trustee                              42.35%
  fbo PaineWebber 401(k) Plan

UBS PaineWebber Inc. fbo                                       14.49%
  Boch Business Trust
  Ernest Boch Trustee

UBS PaineWebber Inc. fbo                                        6.48%
  Ernest J. Boch
  Global Account
  c/o Robert Wakely

----------
*    The shareholders listed may be contacted c/o Brinson Advisors,  Inc.,
     Attn: Compliance Department, 51 West 52nd Street, New York, NY 10019-6114.

   INVESTMENT ADVISORY, ADMINISTRATION AND PRINCIPAL UNDERWRITING ARRANGEMENTS

     INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. Brinson Advisors acts as the investment advisor and administrator of the fund pursuant to a contract ("Advisory Contract") with the Trust. Under the Advisory Contract, the fund pays Brinson Advisors an annual fee, computed daily and paid monthly, as set forth below:

AVERAGE DAILY NET ASSETS                                         ANNUAL RATE
------------------------                                         -----------
Up to $250 million.................................................. 0.500%
Over $250 million................................................... 0.450

     During the fiscal years ended August 31, 2001, August 31, 2000 and August 31, 1999, Brinson Advisors earned (or accrued) advisory and administration fees of $13,598,881, $12,616,827 and $9,214,743, respectively.

     Under the terms of the Advisory Contract, the fund bears all expenses incurred in its operation that are not specifically assumed by Brinson Advisors. Expenses borne by the fund include the following: (1) the cost (including brokerage commissions, if any) of securities purchased or sold by the fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the fund by Brinson Advisors; (3) organizational expenses;
(4) filing fees and expenses relating to the registration and qualification of the fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to board members who are not interested persons of the Trust or Brinson Advisors; (6) all expenses incurred in connection with the board members' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent board members; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders and costs of mailing such materials to existing shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to trustees and officers; and (18) costs of mailing, stationery and communications equipment.

     Under the Advisory Contract, Brinson Advisors will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Brinson Advisors in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Contract terminates automatically upon its assignment and is terminable at any time without penalty by the board or by vote of the holders of a majority of the fund's outstanding voting securities, on 60 days' written notice to Brinson Advisors or by Brinson Advisors on 60 days' written notice to the fund.

     SECURITIES LENDING. During the fiscal years ended August 31, 2001, August 31, 2000 and August 31, 1999, the fund paid (or accrued) $258,935, $692,987 and
$176,811, respectively, to UBS PaineWebber for its services as securities lending agent.

     PERSONAL TRADING POLICIES. The fund and Brinson Advisors each have adopted a code of ethics under rule 17j-1 of the Investment Company Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by the fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.

     PRINCIPAL UNDERWRITING ARRANGEMENTS. Brinson Advisors acts as the principal underwriter of each class of shares of the fund pursuant to a principal underwriting contract ("Principal Underwriting Contract"). The Principal
Underwriting Contract requires Brinson Advisors to use its best efforts, consistent with its other businesses, to sell shares of the fund. Shares of the fund are offered continuously. Brinson Advisors has entered into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell fund shares.

     Under separate plans of distribution pertaining to the Class A, Class B and Class C shares adopted by the fund in the manner prescribed by Rule 12b-1 under the Investment Company Act (each, respectively, a "Class A Plan," "Class B Plan" and "Class C Plan," and, collectively, "Plans"), the fund pays Brinson Advisors a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of the class of shares. Under the Class B and the Class C Plan, the fund pays Brinson Advisors a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the applicable class of shares. There is no distribution plan with respect to the fund's Class Y shares, and the fund pays no service or distribution fees with respect to its Class Y shares.

     Brinson Advisors uses the service fees under the Plans for Class A, Class B and Class C shares primarily to pay dealers for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in the fund by each dealer. Each dealer then compensates its investment professionals for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts, including related overhead expenses.

     Brinson Advisors uses the distribution fees under the Class B and Class C Plans to offset the commissions it pays to dealers for selling each fund's Class B and Class C shares, respectively, and to offset its marketing costs attributable to such classes, such as preparation, printing and distribution of sales literature, advertising and prospectuses and other shareholder materials to prospective investors. Brinson Advisors also may use distribution fees to pay additional compensation to dealers and to offset other costs allocated to Brinson Advisors' distribution activities.

     Brinson Advisors compensates investment professionals when Class B and Class C shares are bought by investors, as well as on an ongoing basis.

     Brinson Advisors receives the proceeds of the initial sales charge paid when Class A and Class Cshares are bought and of the deferred sales charge paid upon sales of Classes A, B and C shares. These proceeds also may be used to cover distribution expenses.

     The Plans and the Principal Underwriting Contract specify that the fund must pay service and distribution fees to Brinson Advisors for its service- and distribution-related activities, not as reimbursement for specific expenses incurred. Therefore, even if Brinson Advisors' expenses for the fund exceed the service or distribution fees it receives, the fund will not be obligated to pay more than those fees. On the other hand, if Brinson Advisors' expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be Brinson Advisors' sole responsibility and not that of the fund. Annually, the board reviews the Plans and Brinson Advisors' corresponding expenses for each class of shares of the fund separately from the Plans and expenses of the other classes of shares.

     Among other things, Plans provide that (1) Brinson Advisors will submit to the board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plans will continue in effect only so long as each is approved at least annually, and any material amendment thereto is approved, by the board, including board members who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the fund under each Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class and (4) while each Plan remains in effect, the selection and nomination of board members who are not "interested persons" of the fund shall be committed to the discretion of the board members who are not "interested persons" of the fund.

     In reporting amounts expended under the Plans to the board members, Brinson Advisors allocates expenses attributable to the sale of each class of the fund's shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of the fund's shares will not be used to subsidize the sale of any other class of fund shares.

     For the fiscal year ended August 31, 2001 the fund paid (or accrued) the following service and/or distribution fees to Brinson Advisors under the Class A Plan, Class B Plan and Class C Plan:

         Class A.................................   $ 2,306,401
         Class B.................................   $10,190,226
         Class C.................................   $ 8,341,692

         Brinson Advisors estimates that it incurred the following shareholder service-related and distribution-related expenses with respect to the fund during the fiscal year ended August 31, 2001:

CLASS A
Marketing and advertising........................       839,172
Amortization of commissions......................             0
Printing of prospectuses and SAIs................         7,852
Branch network costs allocated and
interest expense.................................     2,297,162
Service fees paid to investment professionals....       876,432

CLASS B
Marketing and advertising........................       912,531
Amortization of commissions......................     4,787,181
Printing of prospectuses and SAIs................         8,538
Branch network costs allocated and
interest expense.................................     3,020,476
Service fees paid to investment professionals....       968,071

CLASS C
Marketing and advertising........................       750,385
Amortization of commissions......................     2,377,382
Printing of prospectuses and SAIs................         7,022
Branch network costs allocated and
interest expense ...............................      2,092,247
Service fees paid to investment professionals....       792,461

     "Marketing and advertising" includes various internal costs allocated by Brinson Advisors to its efforts at distributing the fund's shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of Brinson Advisors. "Branch network costs allocated and interest expense" consist of an allocated portion of the expenses of various departments involved in the distribution of the fund's shares, including the retail branch system of UBS PaineWebber, the sole dealer for the fund's shares during this period and "service fees paid to investment professionals: represents compensation paid by UBS PaineWebber to its financial advisors.

     In approving the fund's overall Flexible Pricing(SM) system of distribution, the board considered several factors, including that implementation of Flexible Pricing would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the fund and attracting new investors and assets to the fund to the benefit of the fund and its shareholders, (2) facilitate distribution of the fund's shares and (3) maintain the competitive position of the fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

     In approving the Class A Plan, the Class B Plan and the Class C Plan, the board considered all the features of the distribution system and the anticipated benefits to the fund and its shareholders. With regard to each Plan, the board considered, as relevant (1) the conditions under which different combinations of initial sales charges, deferred sales charges, service fees and distribution fees and/or deferred sales charges would be imposed and the amount of such charges, (2) Brinson Advisors' belief that the different combinations of initial sales charges, deferred sales charges, service fees and distribution fees would be attractive to dealers and investment professionals, resulting in greater growth of the fund than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (4) the services provided to the fund and its shareholders by Brinson Advisors, (5) the services provided by dealers pursuant to the each dealer agreement with Brinson Advisors, and (6) Brinson Advisors' shareholder service-related and, where applicable, distribution-related expenses and costs. With respect to the Class B Plan, the board members also recognized that Brinson Advisors' willingness to compensate dealers without the concomitant receipt by Brinson Advisors of initial sales charges, was conditioned upon its expectation of being compensated under the Class B Plan.

     With respect to each Plan, the board considered all compensation that Brinson Advisors would receive under that Plan and the Principal Underwriting Contract, including service fees and, as applicable, initial sales charges, distribution fees and deferred sales charges. The board also considered the benefits that would accrue to Brinson Advisors under each Plan in that Brinson Advisors would receive service, distribution, advisory and administration fees that are calculated based upon a percentage of the average net assets of the fund, which fees would increase if that Plan were successful and the fund attained and maintained significant asset levels.

     Under the Principal Underwriting Contract and prior similar principal underwriting contracts between the fund and Brinson Advisors for Class A shares, for the fiscal years set forth below, Brinson Advisors earned the following approximate amounts of sales charges and retained the following approximate amounts, net of reallowances to UBS PaineWebber as dealer.

                                           FISCAL YEARS ENDED AUGUST 31,
                                    -------------------------------------------
                                        2001           2000             1999
                                    -----------     -----------      ----------
     Earned.....................    $3,412,377      $2,244,889       $4,648,952
     Retained...................    $  159,358         147,280          245,303

         Brinson Advisors earned and retained the following deferred sales charges paid upon certain redemptions of shares for the fiscal year ended August 31, 2001:

     Class A.......................................................  $        0
     Class B.......................................................   2,922,651
     Class C.......................................................     105,967

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the board, Brinson Advisors is responsible for the execution of the fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Brinson Advisors seeks to obtain the best net results for the fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While Brinson Advisors generally seeks reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best net results. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. The fund may invest in securities traded in the over-the-counter market and will engage primarily in transactions directly with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. During the fiscal years ended August 31, 2001, August 31, 2000 and August 31, 1999, the fund paid $1,105,631, $741,440 and $363,697, respectively, in brokerage commissions.

     The fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through affiliates of Brinson Advisors, including UBS PaineWebber. The board has adopted procedures in conformity with Rule 17e-1 under the Investment Company Act to ensure that all brokerage commissions paid to any other affiliated broker are reasonable and fair. Specific provisions in the Advisory Contracts authorize Brinson Advisors and any of its affiliates to effect portfolio transactions for the fund on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. During the fiscal years ended August 31, 2001, August 31, 2000 and August 31, 1999, the fund paid $0, $0 and $3,571, respectively, in brokerage commissions to UBS PaineWebber.

     For the fiscal year ended August 31, 2001, the fund paid no brokerage commissions to UBS PaineWebber or any other affiliate of Brinson Advisors.

     Transactions in futures contracts are executed through futures commission merchants ("FCMs"), who receive brokerage commissions for their services. The fund's procedures in selecting FCMs to execute its transactions in futures contracts, including procedures permitting the use of affiliates of Brinson Advisors, are similar to those in effect with respect to brokerage transactions in securities.

     In selecting brokers, Brinson Advisors will consider the full range and quality of a broker's services. Consistent with the interests of the fund and subject to the review of the board, Brinson Advisors may cause the fund to purchase and sell portfolio securities through brokers who provide Brinson Advisors with brokerage or research services. The fund may pay those brokers a higher commission than may be charged by other brokers, provided that Brinson Advisors determines in good faith that the commission is reasonable in terms either of that particular transaction or of the overall responsibility of Brinson Advisors to the fund and its other clients.

     Research services obtained from brokers may include written reports, pricing and appraisal services, analysis of issues raised in proxy statements, educational seminars, subscriptions, portfolio attribution and monitoring services, and computer hardware, software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with securities analysts, economists, corporate and industry spokespersons and government representatives.

     For the fiscal year ended August 31, 2001, Brinson Advisors directed no transactions to brokers chosen because they provided research services.

     For purchases or sales with broker-dealer firms that act as principal, Brinson Advisors seeks best execution. Although Brinson Advisors may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Brinson Advisors may consider the sale of shares of the fund and of other funds it advises as a factor in the selection of brokers or dealers to effect transactions for the fund, subject to its duty to seek best execution. Brinson Advisors may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

     Research services and information received from brokers or dealers are supplemental to Brinson Advisors' own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the fund effects securities transactions may be used by Brinson Advisors in advising other funds or accounts and, conversely, research services furnished to Brinson Advisors by brokers or dealers in connection with other funds or accounts that it advises may be used in advising the fund.

     Investment decisions for the fund and for other investment accounts managed by Brinson Advisors are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and the other account(s) in a manner deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the fund.

     The fund will not purchase securities that are offered in underwritings in which UBS PaineWebber, Brinson Advisors or any of its affiliates is a member of the underwriting or selling group, except pursuant to procedures adopted by each board pursuant to Rule 10f-3 under the Investment Company Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that UBS PaineWebber, Brinson Advisors or any affiliate thereof not participate in or benefit from the sale to the funds.

     As of August 31, 2001, the fund owned securities issued by the following companies which are regular broker-dealers for the fund:

         ISSUER                       TYPE OF SECURITY                 VALUE
         ------                       ----------------                 -----
J.P. Morgan Chase and Co.               Common Stock                $22,067,940
Merrill Lynch & Co., Inc.               Common Stock                 12,224,040
Morgan Stanley Dean Witter & Co.        Common Stock                 16,746,565

     PORTFOLIO TURNOVER. The fund's annual portfolio turnover rates may vary greatly from year to year, but they will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. The fund's portfolio turnover rates for the fiscal years ended August 31, 2001, and August 31, 2000 were 38% and 122%, respectively. The decrease in portfolio turnover for the fiscal year ended August 31, 2001 was attributable to fewer changes in portfolio composition as dictated by the Tactical Allocation Model.

            REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
                         INFORMATION AND OTHER SERVICES

     WAIVERS OF SALES CHARGES -- CLASS A SHARES. The following additional sales charge waivers are available for Class A shares if you:

     o Acquire shares in connection with a reorganization pursuant to which the fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund; or

     o Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus.

     REINSTATEMENT PRIVILEGE -- CLASS A SHARES. Shareholders who have redeemed Class A shares of the fund may reinstate their account without a sales charge by notifying the transfer agent, PFPC Inc. ("PFPC"), of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption will be taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Taxes--Special Rules for Class A Shareholders," below.

     PAYMENTS BY BRINSON ADVISORS -- CLASS B SHARES. For purchases of Class B shares in amounts of less than $100,000, your broker is paid an up-front commission equal to 4% of the amount sold. For purchases of Class B shares in amounts of $100,000 up to $249,999, your broker is paid an up-front commission of 3.25%, and in amounts of $250,000 to $499,999, your broker is paid an up-front commission equal to 2.5% of the amount sold. For purchases of Class B shares in amounts of $500,000 to $999,999, your broker is paid an up-front commission equal to 1.75% of the amount sold.

     PAYMENTS BY BRINSON ADVISORS -- CLASS Y SHARES. Class Y shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. As principal underwriter of the Class Y shares, Brinson Advisors may, from time to time, make payments out of its own resources to dealers who sell Class Y shares of the Family Funds ("Family Funds" include other Brinson Funds, PACESM Select funds and other funds for which Brinson Advisors or any of its affiliates serve as principal underwriter) to shareholders who buy $10 million or more at any one time.

     ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of the fund may be exchanged for shares of the corresponding class of most other Family Funds. Class Y shares are not eligible for exchange. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the fund's investment objective, policies and restrictions.

     If conditions exist that make cash payments undesirable, the fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. The fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

     The fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the fund's portfolio at the time.

     FINANCIAL INSTITUTIONS. The fund may authorize financial institutions or their agents, to accept on its behalf purchase and redemption orders that are in "good form" in accordance with the policies of those service institutions. The fund will be deemed to have received these purchase and redemption orders when a service organ-ization or its agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the financial institutions or their agents. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

     AUTOMATIC INVESTMENT PLAN -- CLASS A, CLASS B AND CLASS C SHARES. UBS PaineWebber offers an automatic investment plan with a minimum initial investment of $1,000 through which the fund will deduct $50 or more on a monthly, quarterly, semi-annual or annual basis from the investor's bank account to invest directly in the fund's Class A, Class B or Class C shares. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables an investor to use the technique of "dollar cost averaging." When a shareholder invests the same dollar amount each month under the plan, the shareholder will purchase more shares when the fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, since an automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels. An investor should also consider whether a large, single investment in Class B or Class C shares would qualify for Class A sales load reductions.

     AUTOMATIC CASH WITHDRAWAL PLAN -- CLASS A, CLASS B AND CLASS C SHARES. The systematic withdrawal plan allows investors to set up monthly, quarterly (March, June, September and December), semi-annual (June and December) or annual (December) withdrawals from their Family Funds accounts. Minimum balances and withdrawals vary according to the class of shares:

     o Class A and Class C shares. Minimum value of fund shares is $5,000; minimum withdrawals of $100.

     o Class B shares. Minimum value of fund shares is $10,000; minimum monthly, quarterly, and semi-annual and annual withdrawals of $100, $200, $300 and $400, respectively.

     Withdrawals under the automatic cash withdrawal plan will not be subject to a deferred sales charge if the investor withdraws no more than 12% of the value of the fund account when the investor signed up for the Plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the Plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in this plan.

     An investor's participation in the automatic cash withdrawal plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the fund account at the time the investor elects to participate in the systematic withdrawal plan), less aggregate redemptions made other than pursuant to the automatic cash withdrawal plan, is less than the minimum values specified above. Purchases of additional shares of the fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly, semi-annual and annual plans, your investment professional will arrange for redemption by the fund of sufficient fund shares to provide the withdrawal payments specified by participants in the fund's automatic cash withdrawal plan. The payments generally are mailed approximately five Business Days (defined under "Valuation of Shares") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the automatic cash withdrawal or terminate participation in the automatic cash withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to your investment professional or PFPC. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by PFPC. Shareholders may request the forms needed to establish an automatic cash withdrawal plan from their investment professionals or PFPC at 1-800-647-1568.

     INDIVIDUAL RETIREMENT ACCOUNTS. Self-Directed IRAs may be available through your investment professional through which investments may be made in shares of the funds, as well as in other investments. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisors.

     TRANSFER OF ACCOUNTS. If investors holding Class A, Class B, Class C or Class Y shares of the fund in a brokerage account transfer their brokerage accounts to another firm, the fund shares will be moved to an account with PFPC. However, if the other firm has entered into a dealer agreement with Brinson Advisors relating to the fund, the shareholder may be able to hold fund shares in an account with the other firm.

                          CONVERSION OF CLASS B SHARES

     Class B shares of the fund will automatically convert to Class A shares of the fund, based on the relative net asset value per share of each class, as of the close of business on the first Business Day (as defined under "Valuation of Shares") of the month in which the sixth, fourth, third or second anniversary (depending on the amount of shares purchased) of the initial issuance of those Class B shares. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which the Class B shares were issued or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

                               VALUATION OF SHARES

     The fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently the NYSE is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Securities and other assets are valued based upon market quotations when those quotations are readily available unless, in Brinson Advisors' judgment, those quotations do not adequately reflect the fair value of the security. Securities that are listed on exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Brinson Advisors as the primary market. Securities traded in the over-the-counter market and listed on the Nasdaq Stock Market ("Nasdaq") normally are valued at the last available sale price on Nasdaq prior to valuation; other over-the-counter securities are valued at the last bid price available prior to valuation (other than short-term investments that mature in 60 days or less, which are valued as described further below). Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized matrix system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Securities also may be valued based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. All cash, receivables and current payables are carried at their face value. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the board. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the board determines that this does not represent fair value.

                             PERFORMANCE INFORMATION

     The fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     TOTAL   RETURN   CALCULATIONS.   Average   annual   total   return   quotes
("Standardized Return") used in the fund's Performance Advertisements are calculated according to the following formula:

          P(1 + T)n  = ERV
       where:      P = a hypothetical initial payment of $1,000 to purchase
                       shares of a specified class
                   T = average annual total return of shares of that class n = number of years
                 ERV = ending redeemable value of a hypothetical $1,000 payment at the beginning of that period.

     Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, for Class A and Class C shares, the maximum sales charge of 5.5% and 1%, respectively, is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class B or Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.

     The fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). The fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

     Both Standardized Return and Non-Standardized Return for Class B shares for periods of over six years reflect conversion of the Class B shares to Class A shares at the end of the sixth year.

     The following tables show performance information for each class of the fund's shares outstanding for the periods indicated. All returns for periods of more than one year are expressed as an average annual return.

CLASS                              CLASS A      CLASS B    CLASS C      CLASS Y
                                  ----------   ---------  ---------    --------
(INCEPTION DATE)                  (5/10/93)    (1/30/96)  (7/22/92)    (5/10/93)
----------------                  ----------   ---------  ---------    --------
Year ended August 31, 2001:
   Standardized Return*..........  (23.34)%    (23.16)%    (21.04)%    (18.63)%
   Non-Standardized Return.......  (18.89)%    (19.54)%    (19.53)%    (18.63)%
Five Years ended August 31, 2001
   Standardized Return*..........   12.68%      12.84%      12.87%      14.28%
   Non-Standardized Return.......   13.96%      13.08%      13.10%      14.28%
Inception to August 31, 2001:
   Standardized Return*..........   13.02%      12.26%      12.61%      14.11%
   Non-Standardized Return.......   13.79%      12.37%      12.73%      14.11%

----------
* All Standardized Return figures for Class A and Class C shares reflect deduction of the current maximum sales charge of 5.5% and 1%, respectively. All Standardized Return figures for Class B and Class C shares reflect deduction of the applicable deferred sales charges imposed on a redemption of shares held for the period. Class Y shares do not impose an initial or deferred sales charge; therefore, the performance information is the same for both standardized return and non-standardized return for the periods indicated.

     OTHER INFORMATION. In Performance Advertisements, the fund may compare its Standardized Return and/or their Non-Standardized Return with data published by Lipper Inc. ("Lipper") CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Service ("Wiesenberger"), Investment Company Data, Inc. ("ICD") or Morningstar Mutual Funds ("Morningstar"), with the performance of recognized stock, bond and other indices and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the funds and comparative mutual fund data and ratings reported in independent periodicals. Comparisons in Performance Advertisements may be in graphic form.

     Ratings may include criteria relating to portfolio characteristics in addition to performance information. In connection with a ranking, a fund may also provide additional information with respect to the ranking, such as the particular category to which it relates, the number of funds in the category, the criteria on which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

     The fund may also compare its performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote(R) Money Markets.

                                      TAXES

     BACKUP WITHHOLDING. The fund is required to withhold up to 30.5% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund or Brinson Advisors or the applicable dealer with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

     SALE OR EXCHANGE OF FUND SHARES. A shareholder's sale (redemption) of fund shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis in the shares (which normally includes any initial sales charge paid on Class A shares). An exchange of the fund's shares for shares of another Family Fund generally will have similar tax consequences. In addition, if the fund's shares are bought within 30 days before or after selling other shares of the fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

     SPECIAL RULE FOR CLASS A SHAREHOLDERS. A special tax rule applies when a shareholder sells or exchanges Class A shares of the fund within 90 days of purchase and subsequently acquires Class A shares of the fund or another Family Fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis in the Family Fund shares subsequently acquired.

     CONVERSION OF CLASS B SHARES. A shareholder will recognize no gain or loss as a result of a conversion of Class B shares to Class A shares.

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code. To so qualify, the fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) determined without regard to any deduction for dividends paid ("Distribution Requirement") and must meet several additional requirements. These additional requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other

RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. By qualifying for treatment as a RIC, the fund (but not its shareholders) will be relieved of federal income tax on the part of the investment company taxable income that it distributes to shareholders.

     If the fund failed to qualify for  treatment as a RIC for any taxable year,
(1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

     OTHER INFORMATION. Dividends and other distributions the fund declares in December of any year that are payable to shareholders of record on a date in that month will be deemed to have been paid by the fund and received by the shareholders on December 31 if the fund pays the distributions during the following January.

     A portion of the dividends (whether paid in cash or in additional fund shares) from the fund's investment company taxable income may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the fund receives from U.S. corporations. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

     If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

     The fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for the calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

         The fund may invest in the stock of "passive foreign investment companies" ("PFICs") if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively
"PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

         If the fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax), even if the QEF does not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

         The fund may elect to "mark to market" its stock in any PFIC. "Marking to market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the fund's adjusted basis therein as of the end of that year. Pursuant to the election, the fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair mar-ket value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the fund included for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

     The use of hedging strategies involving Derivative Instruments, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the fund realizes in connection therewith. Gains from options and futures derived by the fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement.

     Certain futures contracts and listed nonequity options (such as those on a securities index) in which the fund may invest may be subject to section 1256 of the Internal Revenue Code ("section 1256 contracts"). Any section 1256 contracts the fund holds at the end of each taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that the fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the fund recognizes, without in either case increasing the cash available to the fund. The fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, clearly identified by the fund in accordance with the regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

     Offsetting positions in any actively traded security, option, futures or forward currency contract entered into or held by the fund may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of the fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

     When a covered call option written (sold) by the fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

     If the fund has an "appreciated financial position" -- generally, an interest (including an interest through an option or futures contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures contract entered into by the fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

     The foregoing is only a general summary of some of the important federal tax considerations generally affecting the fund and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the fund's activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the fund and to dividends and other distributions therefrom.

                                OTHER INFORMATION

     MASSACHUSETTS BUSINESS TRUST. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of the fund could, under certain circumstances, be held personally liable for the obligations of the fund or the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the fund) and requires that notice of such disclaimer be given in each written instrument made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from the fund's property for all losses and expenses of any series shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which Brinson Advisors believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of the fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the fund's operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

     CLASSES OF SHARES. The fund consists of Class A shares, Class B shares, Class C shares and Class Y shares. Class B shares include Sub-Class B-1 shares, Sub-Class B-2 shares, Sub-Class B-3 and Sub-Class B-4 shares. A share of each class of the fund represents an identical interest in the fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the fund will affect the performance of those classes. Each share of the fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, Class B, Class C and Class Y shares will differ.

     VOTING RIGHTS. Shareholders of the fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Trust may elect all its board members. The shares of the fund will be voted together, except that only the shareholders of a particular class of the fund may vote on matters affecting only that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series is required by law.

     The fund does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of 10% of the outstanding shares of the Trust.

     CLASS-SPECIFIC EXPENSES. The fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class Y shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

     PRIOR NAMES. Prior to June 4, 2001, the Trust was known as "PaineWebber Investment Trust" and the fund was known as "PaineWebber Tactical Allocation Fund."

     CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for the fund. PFPC, a subsidiary of PNC Bank, N.A., serves as the fund's transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.

     COUNSEL. The law firm of Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006-2401, serves as counsel to the fund. Dechert also acts as counsel to Brinson Advisors in connection with other matters. Wilkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as independent counsel to the Independent Trustees.

     AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as the fund's independent auditors.

                              FINANCIAL STATEMENTS

     The fund's Annual Report to Shareholders for its last fiscal year ended August 31, 2001 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors or independent accountants appearing therein are incorporated herein by this reference.

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                                       39

Investors   should   rely  only  on  the
information  contained in the Prospectus
and   this   Statement   of   Additional
Information.  The fund and its principal
underwriter  have not authorized  anyone
to provide you with  information that is
different.   The   Prospectus  and  this
Statement of Additional  Information are
not an offer to sell  shares of the fund
in any  jurisdiction  where  the fund or
its   principal   underwriter   may  not
lawfully sell those shares.

                                                                         Brinson
                                                        Tactical Allocation Fund
















                                         ---------------------------------------
                                             Statement of Additional Information
                                                                November 5, 2001
                                         ---------------------------------------




(C)2001 Brinson Advisors, Inc. All rights reserved.